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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549


                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT:  May 17, 1999



                                NCR CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          MARYLAND                     001-00395                31-0387920
(STATE OR OTHER JURISDICTION          (COMMISSION            (I.R.S. EMPLOYER
     OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.)


                   1700 S. PATTERSON BLVD., DAYTON, OH 45479
                                 (937) 445-5000
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)



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Item 5. Other Events

     The Registrant's news release dated May 17, 1999, is attached and incorporated herein by reference. The news release addresses NCR's cash out of record stockholders with small holdings.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       NCR Corporation

Date:  May 17, 1999                    By: /s/ David Bearman
                                           ----------------------------
                                           David Bearman, Senior
                                           Vice President and Chief
                                           Financial Officer


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                                 EXHIBIT INDEX


EXHIBIT No.
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    99              Additional Exhibits - Press Release